UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 1, 2020  (March 28, 2020)

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Akorn, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court
Suite 300
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)

_____________________

(847) 279-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on February 12, 2020, Akorn, Inc. (the “Company”), certain of its subsidiaries, an ad hoc group of Lenders (the “Ad Hoc Group”) and certain other Lenders (together with the Ad Hoc Group, the “Standstill Lenders”) entered into a Second Amendment to Standstill Agreement and Third Amendment to Credit Agreement (the “Amended Standstill Agreement”) to the Company’s Loan Agreement, dated as of April 17, 2014 (as amended, supplemented or otherwise modified, the “Term Loan Agreement”), with the lenders thereunder (the “Lenders”) and Wilmington Savings Fund Society, FSB, as administrative agent (the “Administrative Agent”). Pursuant to the terms of the Amended Standstill Agreement, the duration of the “Standstill Period” was extended from February 7, 2020 until the earliest of the delivery of a notice of termination of the Standstill Period by the Standstill Lenders upon the occurrence of a default under the loan agreement, or a breach of, or non-compliance with certain provisions of the Amended Standstill Agreement. Among other things, the Amended Standstill Agreement also (i) provides that, during the extended Standstill Period, neither the Administrative Agent nor the Lenders may exercise their default-related rights and remedies with respect to specified events of default under the Term Loan Agreement, and (ii) provides that the Company will market and conduct a sale process for substantially all of its assets in accordance with certain milestones (the “Sale Process”). Capitalized terms used but not defined herein have the meanings given to them in the Amended Standstill Agreement or the Term Loan Agreement, as applicable.

As of March 28, 2020, there were no bids in the Sale Process sufficient to pay all obligations under the Term Loan Agreement and an immediate Event of Default under the Term Loan Agreement has occurred. As a result, pursuant to the Term Loan Agreement, the interest margin payable in cash under the Term Loan Agreement has increased to LIBOR plus 12.50% (provided that 0.75% of such rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the loans on the applicable payment date). In addition, a default rate of 2.00% applies. The Lenders may also accelerate the obligations under the Term Loan Agreement, foreclose upon the collateral securing the debt and exercise other rights and remedies.

As of April 1, 2020, the alternative milestones with respect to the Sale Process set forth in the Amended Standstill Agreement and summarized below will apply. The Company will also be obligated to prepay, on a ratable basis, all outstanding loans under the Term Loan Agreement in an amount that after giving effect to the prepayment, leaves the Company with a pro forma cash balance of not more than $87.5 million within five (5) days prior to the commencement of the Chapter 11 cases described below.

As of April 1, 2020, the following alternative milestones will apply under the Amended Standstill Agreement, unless otherwise agreed between the Company and the required lenders:

•	on or before April 27, 2020, the Company and the Ad Hoc Group Advisors shall reach an agreement in principle with respect to a restructuring support agreement (“RSA”);

•	on or before May 1, 2020, the Company shall commence the Chapter 11 cases to consummate either (A) a sale transaction pursuant to a stalking horse asset purchase agreement, with the Lenders serving as a stalking horse (the “Credit Bid APA”) in order to exercise their rights to credit bid under the Loan Documents or (B) a transaction backstopped by an executed RSA; and

•	certain additional milestones shall be applicable during the Chapter 11 cases.

The Company continues to engage in discussions with the Standstill Lenders regarding the Sale Process.

The discussion of the Amended Standstill Agreement set forth under this Item 2.04 is qualified in its entirety by reference to the complete terms and conditions as set forth in the Amended Standstill Agreement which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated February 12, 2020, and incorporated by reference into this Item 2.04.

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Cautionary Note Regarding Forward-Looking Statements

This report includes statements that may constitute “forward-looking statements,” including expectations regarding the Company’s business, the path and milestones for executing a sale of the Company’s business, potentially through the filing of Chapter 11 cases under the U.S. Bankruptcy Code, the Company’s continued engagement in discussions with the Standstill Lenders regarding the Sale Process and other statements regarding the Company’s plans and strategy. When used in this document, the words “will,” “expect,” “continue,” “believe,” “anticipate,” “estimate,” “intend,” “could,” “strives” and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i)  the effect of the Delaware Court of Chancery's October 1, 2018 decision against the Company and the Delaware Supreme Court's December 7, 2018 order affirming the Chancery Court's decision on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally, (ii) the risk that ongoing or future litigation against the defendants or related to the Chancery Court’s decision and Delaware Supreme Court’s affirmation may result in significant costs of defense, indemnification and/or liability, (iii) the outcome of the investigation conducted by the Company with the assistance of outside consultants, into alleged breaches of FDA data integrity requirements relating to product development at the Company and any actions taken by the Company, third parties or the FDA as a result of such investigations, (iv) the difficulty of predicting the timing or outcome of product development efforts, including FDA and other regulatory agency approvals and actions, if any, (v) the timing and success of product launches, (vi) difficulties or delays in manufacturing, (vii) the Company’s increased indebtedness and compliance with certain covenants and other obligations under the Amended Standstill Agreement, which create material uncertainties and risks to its growth and business outlook, (viii) the Company’s obligation under the Amended Standstill Agreement to pay certain fees and expenses and increased interest margin, (ix) the Company's exploration of strategic alternatives, including the alternatives of seeking to restructure its indebtedness and/or implement a strategic transaction (including a sale of its assets) with the protections of a filing under Chapter 11 of the U.S. Bankruptcy Code, (x) the risk that the insurance proceeds, common shares or other consideration to be delivered pursuant to the settlement agreement entered into and approved by the court in connection with the previously disclosed securities class action is not available at the appropriate time and (xi) such other risks and uncertainties outlined in the risk factors detailed in Part I, Item 1A, “Risk Factors,” of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as filed with the Securities and Exchange Commission (“SEC”) on February 26, 2020) and other risk factors identified from time to time in the Company’s filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2020

Akorn, Inc.

By:	/s/ Duane A. Portwood
Name: Duane A. Portwood
Title: Chief Financial Officer

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